Exhibit 10.26
MICRUS ENDOVASCULAR CORPORATION
AMENDED AND RESTATED EMPLOYEE CASH BONUS PLAN
     This Micrus Endovascular Corporation Amended and Restated Employee Cash Bonus Plan (the “Bonus Plan”) was approved by the Micrus Endovascular Corporation (the “Company”) Board of Directors (the “Board of Directors”) on June 28, 2007. The Bonus Plan was originally established by the Company as of July 13, 2005.
     1. Purpose. The purpose of this Bonus Plan is to motivate employees and provide a financial incentive for selected Company employees by providing for a cash bonus for the successful achievement of specified Company strategic objectives and corporate/department/individual goals. These goals will be established for each Company fiscal year or for such other period of time as specified by the Board of Directors (either, the “Performance Period”).
     2. Participants. Eligible participants in this Bonus Plan are (i) full-time employees of the Company (or Company subsidiary) who do not participate in any Company (or subsidiary) sales commission plan and (ii) who are affirmatively selected by the Board of Directors or by a committee of the Board of Directors (either, the “Committee” for purposes of this Bonus Plan) to participate in the Bonus Plan (a “Participant”). A Participant may not transfer, sell, assign, alienate, pledge, or hypothecate any of his/her rights or benefits under this Bonus Plan.
     3. Participant Bonuses. Bonuses are based on the Participant’s job level, base salary, bonus opportunity and degree of achievement of the specified goals. Each Participant will receive an Appendix A to this Bonus Plan that specifies the weighting of their goals and maximum bonus percentage for their particular job level. An individual Participant’s maximum bonus payment is based on any whole percentage (not exceeding 105%) of annual base salary as set forth in Appendix A. Appendix A for any and/or all job levels may be amended only by the Board of Directors in its discretion and at any time and for any reason. The Committee (and/or any persons the Committee delegates this authority to) shall, in its sole discretion, (i) establish the applicable performance goals for Participants and (ii) determine the degree of accomplishment of the Participant’s goals.
     4. Bonus Payment. Any bonuses payable under this Bonus Plan will be paid out of available Company general funds. Bonuses, if any, will be paid out in the discretion of the Board of Directors in cash generally within 60 days after the end of the applicable Performance Period. Persons who do not satisfy the eligibility requirements in Section 2 will not be entitled to payment of any bonus under this Bonus Plan. All bonus payments will be reduced by any required tax withholding and/or other deductions.
     5. Changes in Employment Status. In order to address certain changes in employment status, the following rules in this Section 5 will apply for purposes of this Bonus Plan, provided, however, that the Board of Directors has the discretionary authority to deviate from these rules for individual Participants:
          (a) New Hires. Eligible employees, as specified in Section 2, hired during the Performance Period and who are affirmatively selected for participation in the Bonus Plan, will be eligible for a pro-rated bonus based on the number of days of full-time employment during the applicable Performance Period in an eligible job level(s). Notwithstanding the preceding sentence, any new employee who is hired after seventy-five percent of the applicable Performance Period has elapsed shall not be eligible to participate in such Performance Period.
          (b) Terminations. Except for circumstances of being on Company-authorized leave of absence, or due to death or permanent disability, a Participant will not be eligible for any bonus payment (even if performance goals were partly or entirely satisfied) unless the Participant is a full-time employee of the Company (or Company subsidiary) as of the bonus payment date (subject to any rights a Participant may have pursuant to another written agreement with the Company). In the event of a Participant’s termination of employment due to death or permanent disability, such Participant will be eligible for a bonus that is pro-rated based on the number of days of full-time employment during the applicable Performance Period in the eligible job level(s). For purposes of this Bonus Plan, “permanent disability” shall have the meaning (i) utilized in any Company long-term disability plan or (ii) as defined in Internal Revenue Code Section 22(e) if no such disability plan exists.
          (c) Transfers. Participants who transfer (by promotion or any other means) to and/or from another job level will be eligible for a bonus that is pro-rated based on the number of days of full-time employment during the applicable Performance Period in the respective eligible job level(s).
          (d) Part-Time. Participants who convert to less than full-time employee status will not be eligible for any bonus payment (even if performance goals were partly or entirely satisfied).
          (e) Leave of Absences. Participants on leave validly authorized by the Company and where such leave covered no more than seventy-five percent of the Performance Period will be eligible for a bonus that is pro-rated based on the number of days of full-time employment during the applicable Performance Period in the eligible job level(s).
     6. Administration, Amendment and Termination. The Bonus Plan is administered by the Board of Directors in its sole discretion. The Board of Directors has the complete authority and responsibility to interpret the provisions of the Bonus Plan and to make any rules and regulations necessary to administer the Bonus Plan including making individual determinations with respect to any Participant (which includes without limitation modifying the timing of a bonus payment and/or increasing or decreasing the amount of a Participant’s bonus payment subject to the maximum limits set forth in Appendix A). The Board of Directors may delegate its authority to administer the Bonus Plan to a committee of the Board of Directors. Decisions by the Board of Directors or the Committee are final and binding on all persons in all matters pertaining to the Bonus Plan. Further guidelines, procedures and mechanics of the administration and payout of any bonuses may be promulgated by actions of the Committee at any time and for any reason. The Bonus Plan may be amended or terminated at any time by the Board of Directors for any reason or no reason (the “Termination Date”). No payments shall be made under this Bonus Plan after the Termination Date. Unless affirmatively terminated by the Board of Directors, the Bonus Plan shall continue to remain in effect even if Performance Periods or performance goals are not established on a recurring basis. Moreover, there is no requirement that Performance Periods or performance goals be established whether on a one-time basis or recurring basis.

     7. Indemnification. Each member of the Board of Directors and the Committee (or of any committee or persons validly delegated authority to administer the Bonus Plan and/or render services in respect of the Bonus Plan) shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Bonus Plan and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Restated Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
     8. Integration. This Bonus Plan represents the entire plan as to the matters described herein. This Bonus Plan shall supersede all prior or contemporaneous plans or arrangements or understandings between the Company and any Participants, whether written or oral, express or implied, with respect to any subject covered by this Bonus Plan.
     9. No Other Rights. Participation in the Bonus Plan does not guarantee that any bonus payments will ever be made under this Bonus Plan. Participation in the Bonus Plan does not constitute a contract of or guarantee of employment, nor guarantee participation in any other Company incentive plan or arrangement nor provide any rights as a Company stockholder. The Bonus Plan is an unfunded plan and any payments are at the sole discretion of the Company and there is no promise or guarantee that any payments will ever be made even if performance conditions have been partially or wholly satisfied.

     10. Governing Law. The Bonus Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).
     11. Enforceability. Whenever possible, each provision or portion of any provision of this Bonus Plan shall be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Bonus Plan in any jurisdiction shall not affect the validity or enforceability of the remainder of this Bonus Plan in that jurisdiction or the validity or enforceability of this Bonus Plan, including that provision or portion of any provision, in any other jurisdiction. In addition, should a court or arbitrator determine that any provision or portion of any provision of this Bonus Plan, is not reasonable or valid, such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.
     IN WITNESS WHEREOF, the Company has executed this Bonus Plan as of the date first written above.

MICRUS ENDOVASCULAR CORPORATION

By:	/s/ John T. Kilcoyne
John T. Kilcoyne
Title:	President and Chief Executive Officer

APPENDIX A
OFFICERS AND VICE PRESIDENTS
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals
			Personal
	Corporate	Departmental	Develop.	Target Bonus
	Goals[1]	Goals[2]	Goals[2]	Percentage

Chief Executive Officer	75%	20%	5%	60%

Executive Vice President	75%	20%	5%	50%

Vice Presidents	75%	20%	5%	35%

(1)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.

(2)	The Departmental Goals and the Personal Development Goals will be capped at 100% of the percentage above regardless of actual achievement of the Goals.
Bonus Calculation
Each Participant’s actual bonus will be equal to A * B, where:
A = Base Salary, multiplied by
B =
75% * the “Corporate Goal Percentage” (as defined below) * the respective percentage for each of the Corporate Goals (see (1) above), provided that the Corporate Goal Percentage for a Corporate Goal will be 0% if such Corporate Goal is less than 90% achieved, plus
20% * the percentage of achievement of the Departmental Goals * Target Bonus Percentage, plus
5% * the percentage of achievement of the Personal Development Goals * Target Bonus Percentage.

Chief Executive Officer:
Level of Achievement
of Corporate Goal	Corporate Goal Percentage
90% — 100%	Actual Level of Achievement (90% — 100%)
* Target Bonus Percentage
101% — 120%	Target Bonus Percentage + 3% for each percent of achievement above 100%

Executive Vice President:
Level of Achievement
of Corporate Goal	Corporate Goal Percentage
90% — 100%	Actual Level of Achievement (90% — 100%)
* Target Bonus Percentage
101% — 120%	Target Bonus Percentage + 2.5% for each percent of achievement above 100%

Vice Presidents:
Level of Achievement
of Corporate Goal	Corporate Goal Percentage
90% — 100%	Actual Level of Achievement (90% — 100%)
* Target Bonus Percentage
101% — 120%	Target Bonus Percentage + 1.75% for each percent of achievement above 100%
Illustrative and hypothetical example 1 (90% of all Corporate Goals achieved):
•	Participant’s Job Level: Vice-President for entire Performance Period

•	Annual Base Salary at end of Performance Period: $160,000

•	Target Bonus Percentage: 35%

•	Degree of Achievement of Goals as determined by the Committee:
•	Corporate: 90% (all Corporate Goals)

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	75% * 90% * 35% * $160,000	=	$37,800
•	Departmental:	20% * 75% * 35% * $160,000	=	$8,400
•	Personal:	5% * 100% * 35% * $160,000	=	$2,800

	Total Bonus Payable		=	$49,000
(actual payment still subject to satisfying Bonus Plan payment conditions)

Illustrative and hypothetical example 2 (115% of all Corporate Goals achieved):
•	Participant’s Job Level: Vice-President for entire Performance Period

•	Annual Base Salary at end of Performance Period: $160,000

•	Target Bonus Percentage: 35%

•	Degree of Achievement of Goals as determined by the Committee:
•	Corporate: 115% (all Corporate Goals)

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	75% * 61.25% * $160,000	=	$73,500
•	Departmental:	20% * 75% * 35% * $160,000	=	$8,400
•	Personal:	5% * 100% * 35% * $160,000	=	$2,800

	Total Bonus Payable		=	$84,700
(actual payment still subject to satisfying Bonus Plan payment conditions)

APPENDIX A
DIRECTORS
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals[1]
Maximum
			Personal	Bonus as
	Corporate	Departmental	Develop.	Percentage of
	Goals[2]	Goals	Goals	Base Salary

Directors	30%	50%	20%	20%

(1)	Each Goal will be capped at 100% of the percentage above regardless of actual achievement of the Goals.

(2)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.
Illustrative and hypothetical example:
•	Participant’s Job Level: Director for entire Performance Period

•	Annual Base Salary at end of Performance Period: $125,000

•	Maximum Potential Bonus: 20% * $125,000 = $25,000

•	Degree of Achievement of Goals as determined by the Committee (may not exceed 100% per Goal):
•	Corporate: 90%

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	30% * 90% * $25,000	=	$6,750
•	Departmental:	50% * 75% * $25,000	=	$9,375
•	Personal:	20% * 100% * $25,000	=	$5,000

	Total Bonus Payable			$21,125
(actual payment still subject to satisfying Bonus Plan payment conditions)

APPENDIX A
MANAGERS
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals[1]
Maximum
			Personal	Bonus as
	Corporate	Departmental	Develop.	Percentage of
	Goals[2]	Goals	Goals	Base Salary

Managers	20%	50%	30%	15%

(1)	Each Goal will be capped at 100% of the percentage above regardless of actual achievement of the Goals.

(2)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.
Illustrative and hypothetical example:
•	Participant’s Job Level: Manager for entire Performance Period

•	Annual Base Salary at end of Performance Period: $100,000

•	Maximum Potential Bonus: 15% * $100,000 = $15,000

•	Degree of Achievement of Goals as determined by the Committee (may not exceed 100% per Goal):
•	Corporate: 90%

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	20% * 90% * $15,000	=	$2,700
•	Departmental:	50% * 75% * $15,000	=	$5,625
•	Personal:	30% * 100% * $15,000	=	$4,500

	Total Bonus Payable			$12,825
(actual payment still subject to satisfying Bonus Plan payment conditions)

APPENDIX A
EXEMPT NON-MANAGEMENT AND SUPERVISORY
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals[1]
Maximum
			Personal	Bonus as
	Corporate	Departmental	Develop.	Percentage of
	Goals[2]	Goals	Goals	Base Salary

Exempt Non-Management & Supervisory	10%	40%	50%	10%

(1)	Each Goal will be capped at 100% of the percentage above regardless of actual achievement of the Goals.

(2)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.
Illustrative and hypothetical example:
•	Participant’s Job Level: Supervisor for entire Performance Period

•	Annual Base Salary at end of Performance Period: $90,000

•	Maximum Potential Bonus: 10% * $90,000 = $9,000

•	Degree of Achievement of Goals as determined by the Committee (may not exceed 100% per Goal):
•	Corporate: 90%

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	10% * 90% * $9,000	=	$810
•	Departmental:	40% * 75% * $9,000	=	$2,700
•	Personal:	50% * 100% * $9,000	=	$4,500

	Total Bonus Payable			$8,010
(actual payment still subject to satisfying Bonus Plan payment conditions)

APPENDIX A
NON-EXEMPT (LEVEL 1)
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals[1]
Maximum
			Personal	Bonus as
	Corporate	Departmental	Develop.	Percentage of
	Goals[2]	Goals	Goals	Base Salary

Non-Exempt (Level 1)	5%	30%	65%	10%

(1)	Each Goal will be capped at 100% of the percentage above regardless of actual achievement of the Goals.

(2)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.
Illustrative and hypothetical example:
•	Participant’s Job Level: Non-Exempt (Level 1) for entire Performance Period

•	Annual Base Salary at end of Performance Period: $70,000

•	Maximum Potential Bonus: 10% * $70,000 = $7,000

•	Degree of Achievement of Goals as determined by the Committee (may not exceed 100% per Goal):
•	Corporate: 90%

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	5% * 90% * $7,000	=	$315
•	Departmental:	30% * 75% * $7,000	=	$1,575
•	Personal:	65% * 100% * $7,000	=	$4,550

	Total Bonus Payable			$6,440
(actual payment still subject to satisfying Bonus Plan payment conditions)

APPENDIX A
NON-EXEMPT (LEVEL 2)
(Effective as of June 28, 2007)
Bonuses, if any, are paid under the Bonus Plan based on the successful achievement of specified Company corporate goals, departmental goals and personal development goals. These goals are weighted in terms of their relative importance for determining the amount of the Participant’s bonus. The actual amount of any bonus is a percentage of the Participant’s annual rate of base salary determined as of the end of the applicable Performance Period. Unless and until amended by the Company’s Board of Directors in its sole discretion, the following table sets forth the applicable percentages for determining bonuses under the Bonus Plan for a Performance Period:

	Relative	Weight of Goals[1]
Maximum
			Personal	Bonus as
	Corporate	Departmental	Develop.	Percentage of
	Goals[2]	Goals	Goals	Base Salary

Non-Exempt (Level 2)	5%	20%	75%	10%

(1)	Each Goal will be capped at 100% of the percentage above regardless of actual achievement of the Goals.

(2)	The Corporate Goals are comprised of the following relative weighted Goals: revenue 60%, gross margin percentage 30% and profitability 10%.
Illustrative and hypothetical example:
•	Participant’s Job Level: Non-Exempt (Level 2) for entire Performance Period

•	Annual Base Salary at end of Performance Period: $60,000

•	Maximum Potential Bonus: 10% * $60,000 = $6,000

•	Degree of Achievement of Goals as determined by the Committee (may not exceed 100% per Goal):
•	Corporate: 90%

•	Departmental: 75%

•	Personal: 100%
•	Bonus Computation:

•	Corporate:	5% * 90% * $6,000	=	$270
•	Departmental:	20% * 75% * $6,000	=	$900
•	Personal:	75% * 100% * $6,000	=	$4,500

	Total Bonus Payable			$5,670
(actual payment still subject to satisfying Bonus Plan payment conditions)